UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed	by the Registrant ☒
Filed	by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

STARBUCKS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to Be Held on March 21, 2018.

STARBUCKS CORPORATION STARBUCKS CORPORATION 2401 UTAH AVENUE SOUTH SEATTLE, WASHINGTON 98134

Meeting Information

Meeting Type:         Annual Meeting

For holders as of:    January 11, 2018

Date:    March 21, 2018            Time:    10:00 AM, PT

Location:	Marion Oliver McCaw Hall
Seattle Center
321 Mercer Street
Seattle, WA 98109

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR code on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         FISCAL 2017 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR code below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:         www.proxyvote.com

2) BY TELEPHONE:     1-800-579-1639

3) BY E-MAIL*:             sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before March 7, 2018 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet: Go to www.proxyvote.com or scan the above QR code from your mobile device. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card and instructions (see above).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card and instructions (see above).

Vote In Person: If you are a registered shareholder (that is, you hold these shares in your name), you must present valid identification to vote at the meeting. If you are a beneficial shareholder (that is, these shares are held in the name of a broker, bank or other holder of record), you will also need to obtain a “legal proxy” from the holder of record to vote at the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Voting Items

The Board of Directors recommends you vote

FOR the following proposal:

1.  Election of Directors

Nominees:

1a.   Howard Schultz

1b.  Rosalind G. Brewer

1c.   Mary N. Dillon

1d.  Mellody Hobson

1e.   Kevin R. Johnson

1f.   Jørgen Vig Knudstorp

1g.  Satya Nadella

1h.  Joshua Cooper Ramo

1i.   Clara Shih

1j.   Javier G. Teruel

1k.  Myron E. Ullman, III

1l.   Craig E. Weatherup

The Board of Directors recommends you vote

FOR the following proposals:

2.	Advisory resolution to approve our executive compensation.

3.	Ratification of selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2018.

The Board of Directors recommends you vote

AGAINST the following shareholder proposals:

4.	Proxy Access Bylaw Amendments.

5.	Report on Sustainable Packaging.

6.	Report on Paid Family Leave.

7.	Diversity Report.